McMoRan MOMENTUM



McMoRan Exploration Co.

MMR LISTED NYSE

www.mcmoran.com

www.mpeh.com

3rd Quarter 2006 Conference Call

James R. Moffett

Richard C. Adkerson

Co-Chairmen of the Board

October 19, 2006

Cautionary Statement



This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; availability of third party downstream facilities; the ability to obtain regulatory approvals and significant project financing for the potential Main Pass Energy Hub™ project. Such factors and others are more fully described in more detail in McMoRan's 2005 Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2005.

3rd Qtr. 2006 Highlights



- **Continued Active Deep Gas Exploration & Development Activities**
  - **Successful Development Well at Hurricane #3**
  - **2 Exploratory Wells in Progress**
  - **Discoveries on 12 of 25 Prospects Since 2004**
  - **At Least 2 Additional Exploratory Wells to Spud in 4Q06**

- **3Q06 Production Averaged 75 Mmcfe/d vs. 41 Mmcfe/d in 3Q06**
  - **11 New Wells YTD; 3 New Wells in 3Q06**
  - **3 Additional Wells Under Development**
  - **4Q06 Production Expected to Average 75-80 Mmcfe/d**
  - **Expect to Reach 90 MMcfe/d in Early 2007**

- **License Application For MPEH™ LNG Project Nearing Completion**
  - **Record of Decision Expected Early January 2007**

Exploration Activities



- 4 Discoveries To Date In 2006
- 2 Exploration Wells in Progress
  - Laphroaig – St. Mary Parish, LA
    - Spud on April 8, 2006
    - Currently Drilling Below 15,500’, TD 19,000’
  - Zigler Canal – Onshore Vermilion Parish
    - Spud on June 17, 2006
    - Currently Drilling Below 17,600’, TD 18,500’
- Blueberry Hill – LA State Lease 340
  - Received Long Lead Time Equipment
  - Will Test in 4Q06
- 2 Non-Productive Wells in 3Q06
  - Long Point Deep and Vermilion Block 54



New Production

Added 11 New Wells in 2006

4 Since June 30, 2006

- **Dawson Deep – Garden Banks Block 625**
- **King of the Hill – High Island Block 131**
- **Pecos – West Pecan Island, Vermilion Parish, LA**
- **Liberty Canal – Onshore Vermilion Parish, LA**

McMoRan Production


(MMcfe/d)
7
36
46
67
75
75-80
2004
2005
1Q06
2Q06
3Q06
4Q06e

3Q06 Average Production Rates


McMoRan Exploration Acreage
Zigler Canal
Liberty Canal (2) Gross: 14 Mmcf/d 1,300 Bopd Net: 6 Mmcfe/d
Shiner Gross: 2 Mmcf/d 100 Bopd Net: 1 Mmcfe/d
Long Point Gross: 51 Mmcf/d 950 Bopd Net: 15 Mmcfe/d
Pecos Gross: 7 Mmcf/d 200 Bopd Net: 3 Mmcfe/d
JB Mtn/Mound Pt (1) Gross: 18 Mmcf/d 1,200 Bopd
Point Chevreuil (3) Gross: 9 Mmcf/d 470 Bopd Net: 2 Mmcfe/d
West Cameron 43
King of the Hill Gross: 10 Mmcf/d 50 Bopd Net: 2 Mmcfe/d
King Kong Gross: 21 Mmcf/d 2,000 Bopd Net: 10 Mmcfe/d
Laphroaig
Hurricane #3
Blueberry Hill First Production Pending Test
MP 299 Gross: 2,200 Bopd Net: 1,840 Bopd
Lombardi Gross: 1 Mmcf/d 200 Bopd Net: 1 Mmcfe/d
Deep Tern Gross: 4 Mmcf/d 50 Bopd Net: 1 Mmcfe/d
Hurricane Gross: 62 Mmcf/d 2,200 Bopd Net: 15 Mmcfe/d
WC 616 Gross: 16 Mmcf/d Net: 3 Mmcfe/d
Dawson Deep Gross: 3 Mmcf/d 1,600 Bopd Net: 3 Mmcfe/d
Raptor Gross: 29 Mmcf/d 200 Bopd Net: 10 Mmcfe/d
PENSACOLA
DESTIN DOME
MAIN PASS
CANYON
ATWATER VALLEY
LLOYD
GARDEN BANKS
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
NORTH PADRE ISLAND
CORPUS CHRSTI
ISLAND
Drilling
Discovery

3Q06 Average Rate

Aggregate Gross Production Rate of 225 MMcf/d and 11,200 Bbls/d, 292 MMcfe/d
Approximately 75 Mmcfe/d Net to MMR, Including 1,840 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement; 1 well was shut in during quarter, remedial work being evaluated.
(2) Current production rate
(3) Flow Test

Development Activities

Upcoming Start-ups



- **West Cameron Block 43 #3**
  - Rig on Location
  - Expected Start-up 4Q06
- **Hurricane #3 – South Marsh Island Block 217**
  - Well Encountered 45 Feet of Net Hydrocarbon Pay in 3Q
  - Expected Start-up 4Q06
- **Point Chevreuil – Onshore St. Mary Parish, LA**
  - Well Encountered 96 Feet of Net Hydrocarbon Pay in 2Q
  - Tested 12 MMcfe/d Gross, 2 MMcfe/d Net to McMoRan
  - Expected Start-up Early 2007

Hurricane Deep Exploration Prospect



MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.7%

Water Depth: 12'

Gross Acreage: 7,700

Gross Unrisked Potential: 600 Bcfe

Net Unrisked Potential: 100 Bcfe

Proposed Total Depth: 21,500'



211
212
213
SMI 212 Flatrock McMoRan Prop. Loc.
FLAT ROCK
TEXACO
218
217
216
SMI 217 McMoRan #227 Completing
SMI 217 Hurricane Deep McMoRan #226 Rig on Location
SMI 217 McMoRan #225 Producing
SMI 217 McMoRan #223 Producing
2004 DISCOVERY
SMI 217 El Paso #220
221
222
223
ONE MILE
SMI 222 Hurricane Southeast McMoRan Prop. Loc.
HURRICANE
HURRICANE SOUTHEAST
HURRICANE DEEP

South Marsh Island Block 217

NOTE: Interests currently held may change as a result of partner elections or future drilling arrangements.

Marlin Exploration Prospect





11
10
9
17
19
37
EL PASO
15329
8/2001
SL-17357
Marlin
McMoRan
Spud Oct '06
SUNCOAST
17357
3/2007
MARLIN
WEST
DELTA
EXXON MOB
0032
9/1956
EXXON MOB
0033

Grand Isle Block 18

MMR Working Interest: 26.0%

MMR Net Revenue Interest: 20.1%

Water Depth: 55'

Gross Unrisked Potential: 120 Bcfe

Net Unrisked Potential: 25 Bcfe

Proposed Total Depth: 16,000 ' TVD

NOTE: Interests currently held may change as a result of partner elections or future drilling arrangements.

McMoRan Deep Gas Opportunity



- **Assembled Large Acreage Position From Majors**
  - 350,000 Gross Acres Currently
- **Success to Date Confirms That Significant Commercial Hydrocarbons Exist Below 15,000'**
- **Substantial Inventory of High Impact Prospects/Seismic Database**
  - 20 Prospects Identified
  - Inventory Potential Exceeds 10 Tcfe, 2 Tcfe Net to McMoRan
- **Ongoing Attractive Partnering Opportunities for McMoRan**

Main Pass Energy Hub™


Offloading, LNG Vaporization, Gas Conditioning Facilities and Power Generation
LNG Surface Storage
LNG Ship Mooring
Gas Storage Systems and Compression
Quarters, Shop, Warehouse
LNG Vaporization and Power Generation
Soft Berth™
Platform No.4
Natural Gas Storage Caverns
Main Pass Energy Hub™
Deepwater Natural Gas Port
Conceptual View

Existing Platforms



August 2000 Sulphur Mining Configuration



October 2006 Remaining Platforms

MPEH™ Advantages



- **Location**
  - 18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Broad Access to U.S. Gas Markets
- **Use of Existing Platforms and Standard LNG Regasification Facilities**
- **Significant Storage Capacity**
  - On-site Salt Dome Access -- Initial Capacity of 28 Bcf

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

Highly Attractive Commercial Potential



- **MPEH™ LNG Project Provides Attractive Business Opportunities**
  - **Eastern Gulf of Mexico Location – Excellent Market Access**
  - **Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Margins Beyond LNG Regas/Delivery**
- **Permit Would Enable Development of Valuable Commercial Options**
- **Commercial Arrangements to be Structured to Realize Highest Value Potential of Project**

MPEH™ Permit Status Report



- **License Application Nearing Completion**
  - **Environmental Assessment**
  - **Draft Finding of No Significant Impact**
  - **Final Public Hearings**

- **Comments From Governors of Adjacent States Required by November 20, 2006**

- **Expect Positive Record of Decision in Early 2007**



Cash & Capital Expenditure Summary

- $9 Million in Unrestricted Cash[1] at September 30, 2006
  - $5 Million in Borrowings Under $70 Million Credit Facility
- EBITDAX[2] – 3Q06: $37.3 Million; First Nine Months: $101 Million
- Capital Expenditures – 3Q06: $60 Million
  First Nine Months: $203 Million
- 2006 Estimated Capital Expenditures: $260 Million
  - $130 Million Exploration
  - $130 Million Development
  - Capital Spending Driven by Opportunities
- May Pursue Financing for O&G Exploration and MPEH™ Activities

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $12.6 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs, SFAS 123 and non-recurring charges.



Summary

- Significant Exposure to High Potential Exploration Prospects
- Expanding Opportunities Through Partnership Arrangements
- Additional Upside From Proposed Major New LNG Project at MPEH™



Reference Slides with Prospect Maps

Laphroaig Exploration Prospect


SL 18614 Palace Op. Co.
Peterson #1
Drilling
15S8E
15S9E
Palace
ONE MILE
LAPHROAIG

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.8%

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 55 Bcfe

Proposed Total Depth: 19,000' TVD

Onshore St. Mary Parish, LA

Zigler Canal Exploration Prospect



MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Gross Unrisked Potential: 140 Bcfe

Net Unrisked Potential: 40 Bcfe

Proposed Total Depth: 18,500' TVD


School Board # 1
Drilling
13S1E
ONE MILE
McMoRan # 1
125' net feet of pay
Online 10/2/06
14S1E
2006 DISCOVERY
ZIGLER CANAL
LIBERTY CANAL

Onshore Vermilion Parish, LA

OCS 310/La. State Lease 340 Area


SOUTHWEST LIGHTHOUSE POINT
McMoRan S.W. Lighthouse Pt. SMI 208 Prop. Loc
FLAT ROCK
McMoRan Flatrock SMI 212 Prop. Loc
2004 DISCOVERY PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #2 Mound Point Positive Test
PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #M3 Mound Point East M3-Prop. Loc A
McMoRan #M4 Mound Point East M4-Prop. Loc B
SMI 217 McMoRan #227 Completing
SMI 217 McMoRan #225 Producing
SMI 217 McMoRan #223 Producing
Hurricane Deep SMI 217 #226 Rig on Location
SMI 217 El Paso #220
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
POTENTIAL 2006 DISCOVERY
JB MOUNTAIN DEEP
SMI 228 McMoRan #224 Waiting on Completion Equipment
POTENTIAL 2005 DISCOVERY
BLUEBERRY HILL
McMoRan #1 Blueberry Hill Potential 4Q06 Completion
17S5E
17S6E
18S5E
18S6E
TEXACO
MCMORAN
BOIS D'ARC
STONE
EL PASO
209
208
207
210
211
212
213
219
218
217
216
215
214
220
221
222
223
224
225
232
231
230
229
228
227
B
B'

JB Mountain/Blueberry Hill Cross Section



Hurricane
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
McMoRan SMI 217 #227 Completing
McMoRan SMI 217 #225 Producing
McMoRan SMI 217 #223 Producing
McMoRan Hurricane Deep SMI 217 Rig on Location
El Paso SMI 217 SMI #220
El Paso SMI 223 #218 #219 Producing
McMoRan SMI 228 #224 Waiting on Completion Equipment
McMoRan SL340 #1 Potential 4Q06 Completion
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
OPERC
GYRO
UNCONFORMITY
04/06